Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Equity 500 Index Portfolio, on Form N-CSR of the Scudder Equity 500 Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                      /s/Richard T. Hale
                                                     ---------------------------
                                                     Richard T. Hale
                                                     Chief Executive Officer
                                                     Scudder Equity 500 Index
                                                     Portfolio

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Equity 500 Index Portfolio, on Form N-CSR of the Scudder Equity 500 Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                             /s/Charles A. Rizzo
                                            ------------------------------------
                                            Charles A. Rizzo
                                            Chief Financial Officer
                                            Scudder Equity 500 Index
                                            Portfolio